UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 29, 2004

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

      001-16503                                             98-0352587
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(Commission File Number)                       (IRS Employer Identification No.)


                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On November 29, 2004, Willis Group Holdings Limited ("WGHL") issued a press release (the "Press Release") announcing that Joe Plumeri, Chairman and CEO of WGHL exercised options to purchase approximately 2.2 million shares of WGHL common stock by surrendering approximately 0.9 million shares to pay the exercise price and related income taxes, utilizing the cashless exercise feature available under the option plan. A copy of the Press Release is attached as
Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits.

           99.1  Press Release of WGHL dated November 29, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WILLIS GROUP HOLDINGS LIMITED


Date: November 30, 2004                         By:    /s/ Mary E. Caiazzo
                                                       -------------------
                                                Name:  Mary E. Caiazzo
                                                Title: Assistant General Counsel

                                  EXHIBIT INDEX


       Exhibit No.                 Description
       -----------                 -----------

         99.1                      Press Release of WGHL dated November 29, 2004